INCORPORATED UNDER THE LAWS OF THE
                               STATE OF DELAWARE

      N2095                                                    ***Number***
                                                           CUSIP NO. 037845 10 4

                             Apple Homes Corporation

    10,000,000 AUTHORIZED SHARES       $.002 PAR VALUE       NON-ASSESSABLE

THIS CERTIFIES THAT    [NAME]

IS THE RECORD HOLDER OF     ***NUMBER***

Shares of APPLE HOMES CORPORATION Common Stock Transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:  03/26/1998                          Countersigned and Registered
                                              OTC Corporate Transfer Service Co.
                                                 Nassau County, N.Y.
                                            By: /s/ Signature on file
                                            Transfer Agent and Registrar -
                                            Authorized Signature

/s/ Charles M. O'Rourk              [SEAL]                 /s/ E. Samuel Evans
----------------------              ------                 -------------------
Charles M. O'Rourk                                         E. Samuel Evans
Secretary                                                  President

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common             UNIF GIFT MIN ACT - Custodian
TEN ENT - as tenants by the entireties             (Cust )               (Minor)
JT TEN  - as joint tenants with right of           under Uniform Gifts to Minors
          survivorship and not as tenants          Act _________________________
          in common                                            (State)

    Additional abbreviations may also be used though not in the above list.

     For Value Received, _________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

     _________________________


________________________________________________________________________________
(Please print or typewrite name and address, including zip code, of Assignee)

________________________________________________________________________________

________________________________________________________________________________

__________________________________________________________________________Shares
of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint____________________________________Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:_______________________

NOTICE: SIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION PROGRAM (STAMP) UNDER RULES PROMULGATED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION.




The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended and may not be sold, transferred, pledged, hypothecated or otherwise disposed of in the absence of (i) an effective registration statement for such securities under said act or (ii) an opinion of company counsel that such registration is not required.

These  securities  have been issued or sold in reliance on  paragraph 13 of Code
Section 10-5-9 of the Georgia Securities Act of 1973, and may not be sold or transferred except in a transaction which is exempt under such Act or pursuant to an effective registration under such Act.